Operating Profit (Details)	12 Months Ended
Feb. 28, 2021
Disclosure of profit (loss) from operating activities [text block] [Abstract]
Description of direct cost	In the current year, direct costs for provision of motor vehicles to sales staff are disclosed as sales and marketing expense (ZAR11.9 million, 2020:ZAR13.1 million, 2019:ZAR7.6 million), previously this was disclosed as general and administration costs, to better reflect the underlying nature.
Amortization, description	In the current year, the amortization of capitalized R&D is disclosed as research and development (ZAR23 million, 2020: ZAR9.2 million, 2019: Nil), previously this was disclosed as general and administration costs, to better reflect the underlying nature.